Secured Term Loan Facilities and Revolving Credit Facility - Schedule of Breakdown of Secured Term Loan Facilities and Total Deferred Financing Costs Split Between Current and Non-Current Liabilities (Detail) - USD ($)
$ in Thousands
	Jun. 30, 2018	Dec. 31, 2017
Current Liability
Current portion of long-term debt	$ (75,039)	$ (83,352)
Less: current portion of deferred financing costs	1,765	1,793
Current portion of secured term loan facility, net of deferred financing costs	(73,274)	(81,559)
Non-Current Liability
Secured term loan facilities net of current portion	(657,339)	(688,838)
Less: non-current portion of deferred financing costs	6,305	7,180
Non-current secured term loan facilities, net of current portion and non-current deferred financing costs	$ (651,034)	$ (681,658)